                                                                   Exhibit 10.29



                                 THIRD AMENDMENT

         THIS THIRD AMENDMENT (this "AMENDMENT"), dated as of April 16, 1999, is by and among RESORTQUEST INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), the Subsidiaries of the Borrower party hereto (collectively the "GUARANTORS"), THE PERSONS IDENTIFIED AS "LENDERS" ON THE SIGNATURE PAGES HERETO (the "LENDERS"), SOCIETE GENERALE, as Co-Agent and NATIONSBANK, N.A., a national banking association as Agent for the Lenders (the "AGENT").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement dated as of May 26, 1998 (as amended by a letter agreement (the "FIRST AMENDMENT") dated as of September 30, 1998 and by a Second Amendment (the "SECOND AMENDMENT") dated as of December 7, 1998, the "EXISTING CREDIT AGREEMENT"), among the Borrower, the Guarantors, the Lenders party thereto and the Agent, the Lenders have extended commitments to make certain credit facilities available to the Borrower; and

         WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:


                                     PART I
                                   DEFINITIONS

                  SUBPART 1.1. CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                           "AMENDED CREDIT AGREEMENT" means the Existing Credit
                  Agreement as amended by the Third Amendment.

                           "AMENDMENT EFFECTIVE DATE" is defined in SUBPART 4.1.

                  SUBPART 1.2. OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
PART II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

                  SUBPART 2.1. AMENDMENT TO SECTION 1.1. Section 1.1 is amended by adding the following definition of "ABBOTT INDEBTEDNESS" in the appropriate alphabetical order:

                           "ABBOTT INDEBTEDNESS" means such term as defined in
                  Section 8.1.

                  SUBPART 2.2. ADDITIONAL AMENDMENT TO SECTION 1.1. The definition of "PERMITTED LIENS" contained in Section 1.1 is amended by replacing clause (xii) thereto with the following clause (xii) and making the appropriate punctuation changes:

                           (xii) Liens on Property securing the Abbott
                  Indebtedness or the Replacement Indebtedness, as applicable, in accordance with the terms of Section 8.1(f).

                  SUBPART 2.3. ADDITIONAL AMENDMENT TO SECTION 1.1. Section 1.1 is amended by adding the following definition of "REPLACEMENT INDEBTEDNESS" in the appropriate alphabetical order:

                           "REPLACEMENT INDEBTEDNESS" means such term as defined
                  in Section 8.1.

                  SUBPART 2.4. ADDITIONAL AMENDMENT TO SECTION 1.1. Section 1.1 is amended by adding the following definition of "THIRD AMENDMENT" in the appropriate alphabetical order:

                           "THIRD AMENDMENT" means that certain Third Amendment,
                  dated as of April 16, 1999, amending this Credit Agreement.

                  SUBPART 2.5. AMENDMENT TO SECTION 8.1. Section 8.1 is amended in its entirety so that such section now reads as follows:

                  8.1      INDEBTEDNESS.

                  The Credit Parties will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Indebtedness, except:

                           (a) Indebtedness arising under this Credit Agreement
                  and the other Credit Documents;

                           (b) Indebtedness of the Borrower and its Subsidiaries
                  set forth in SCHEDULE 8.1;

                           (c) purchase money Indebtedness (including Capital
                  Leases) or Synthetic Leases hereafter incurred by the Borrower or any of its Subsidiaries to finance the purchase of fixed assets PROVIDED that (i) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount of $2,500,000 at any one time outstanding (including any such Indebtedness referred to in subsection (b) above); (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

                           (d) obligations of the Borrower or any of its
                  Subsidiaries in respect of Hedging Agreements entered into in order to manage existing or anticipated interest rate or exchange rate risks and not for speculative purposes;

                           (e) other unsecured Indebtedness of the Borrower and
                  its Subsidiaries in an amount not to exceed $3,000,000 in the aggregate at any one time; and

                           (f) any Indebtedness (the "REPLACEMENT INDEBTEDNESS")
                  that refinances or replaces the Indebtedness of Abbott Realty Services, Inc. set forth on SCHEDULE 8.1 (the "ABBOTT INDEBTEDNESS") and any Guaranty Obligations of the Borrower in connection with the Replacement Indebtedness; provided, however, (i) the Replacement Indebtedness must be on terms no less favorable to Abbott Realty Services, Inc. as the terms of the Abbott Indebtedness, (ii) the principal amount of the Replacement Indebtedness shall not exceed the aggregate principal amount of the Abbott Indebtedness and (iii) the collateral securing the Replacement Indebtedness shall be the same collateral that secures the Abbott Indebtedness other than (A) any such collateral that is released, (B) any additional real property collateral identified on SCHEDULE A to the Third Amendment and (C) collateral consisting of an interest bearing account in an amount equal to approximately one year's principal and interest payments under the Replacement Indebtedness.

                  SUBPART 2.6. AMENDMENTS TO SCHEDULES 2.1(a) AND 6.16. SCHEDULE 2.1(a) and SCHEDULE 6.16 of the Existing Credit Agreement are hereby deleted in their entirety and new schedules in the form of SCHEDULE 2.1(a) and SCHEDULE 6.16 attached hereto are substituted therefor.

                                    PART III
                                     WAIVERS


                  SUBPART 3.1. WAIVER OF SECTIONS 7.12 AND 7.14. The Lenders agree to waive the requirements set forth in Sections 7.12 and 7.14 with respect to the real properties set forth on SCHEDULE B hereto. In consideration of such waiver, the Borrower agrees to pledge all of its interest in any joint venture created to own, operate or develop any real property set forth on SCHEDULE B.


                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

                  SUBPART 4.1. AMENDMENT EFFECTIVE DATE. This Amendment shall be and become effective as of the date hereof (the "AMENDMENT EFFECTIVE DATE") when all of the conditions set forth in this PART IV shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "THIRD AMENDMENT."

                  SUBPART 4.2. EXECUTION OF COUNTERPARTS OF AMENDMENT. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

                  SUBPART 4.3. AUTHORITY. The Agent shall have received copies of resolutions of the Board of Directors of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of each Credit Party to be true and correct and in force and effect as of the date hereof.


                                     PART V
                                  MISCELLANEOUS

                  SUBPART 5.1. CROSS-REFERENCES. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

                  SUBPART 5.2. INSTRUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

                  SUBPART 5.3. REFERENCES IN OTHER CREDIT DOCUMENTS. At such time as this Amendment shall become effective pursuant to the terms of SUBPART 4.1, all references in the Existing Credit Agreement and the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

                  SUBPART 5.4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants that (a) the conditions precedent to the initial Loans were satisfied as of the Closing Date (assuming satisfaction or waiver, if applicable, of all requirements in such conditions that an item be in form and/or substance reasonably satisfactory to the Agent or any Lenders or that any event or action have been completed or performed to the reasonable satisfaction of the Agent or any Lenders), (b) the representations and warranties contained in SECTION 6 of the Existing Credit Agreement (as amended by this Amendment) are correct in all material respects on and as of the date hereof (except for those which expressly relate to an earlier date) as though made on and as of such date and after giving effect to the amendments contained herein and (c) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

                  SUBPART 5.5. ACKNOWLEDGMENT OF GUARANTORS. The Guarantors acknowledge and consent to all of the terms and conditions of this Third Amendment and agree that this Third Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Documents

                  SUBPART 5.6. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  SUBPART 5.7. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                  SUBPART 5.8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


         [The remainder of this page has been left blank intentionally]

         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                  RESORTQUEST INTERNATIONAL, INC.
                           a Delaware corporation

                           By: /s/ JOHN K. LINES
                              --------------------------------------------
                           Name: JOHN K. LINES
                                ------------------------------------------
                           Title: Senior V.P., General Counsel & Secretary
                                 -----------------------------------------


GUARANTORS:                FIRST RESORT SOFTWARE, INC.,
                           a Colorado corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           B&B ON THE BEACH, INC.,
                           a North Carolina corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           BRINDLEY & BRINDLEY REALTY &
                           DEVELOPMENT, INC., a North Carolina corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


SIGNATURE PAGE TO THIRD AMENDMENT TO
RESORTQUEST INTERNATIONAL, INC.
CREDIT AGREEMENT

                           COASTAL RESORTS REALTY L.L.C.,
                           a Delaware limited liability company

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           COASTAL RESORTS MANAGEMENT, INC.,
                           a Delaware corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           COLLECTION OF FINE PROPERTIES, INC.,
                           a Colorado corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           TEN MILE HOLDINGS, LTD.,
                           a Colorado corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           HOTEL CORPORATION OF THE PACIFIC, INC.,
                           a Hawaii corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


SIGNATURE PAGE TO THIRD AMENDMENT TO
RESORTQUEST INTERNATIONAL, INC.
CREDIT AGREEMENT

                           HOUSTON AND O'LEARY COMPANY,
                           a Colorado corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           MAUI CONDOMINIUM & HOME REALTY, INC.,
                           a Hawaii corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           THE MAURY PEOPLE, INC.,
                           a Massachusetts corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           HOWEY ACQUISITION, INC.,
                           a Florida corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           REALTY CONSULTANTS, INC.,
                           a Florida corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


SIGNATURE PAGE TO THIRD AMENDMENT TO
RESORTQUEST INTERNATIONAL, INC.
CREDIT AGREEMENT

                           RESORT PROPERTY MANAGEMENT, INC.,
                           a Utah corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           TELLURIDE RESORT ACCOMMODATIONS, INC.,
                           a Colorado corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           TRUPP-HODNETT ENTERPRISES, INC.,
                           a Georgia corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           THE MANAGEMENT COMPANY,
                           a Georgia corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           WHISTLER CHALETS LIMITED,
                           a British Columbia corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


SIGNATURE PAGE TO THIRD AMENDMENT TO
RESORTQUEST INTERNATIONAL, INC.
CREDIT AGREEMENT

                           ABBOTT & ANDREWS REALTY, INC.,
                           a Florida corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           ABBOTT REALTY SERVICES, INC.,
                           a Florida corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           ABBOTT RESORTS, INC.,
                           a Florida corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           PLANTATION RESORT MANAGEMENT, INC.,
                           a Florida corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


                           TOPS'L SALES GROUP, INC.,
                           a Florida corporation

                           By: /s/ JOHN K. LINES
                              ----------------------------
                           Name: JOHN K. LINES
                                --------------------------
                           Title: Sr. V.P.
                                 -------------------------


SIGNATURE PAGE TO THIRD AMENDMENT TO
RESORTQUEST INTERNATIONAL, INC.
CREDIT AGREEMENT

LENDERS:                   NATIONSBANK, N. A.,
                           individually in its capacity as a
                           Lender and in its capacity as Agent

                           By: /s/ JOHN E. BALL
                              ----------------------------
                           Name: JOHN E. BALL
                                --------------------------
                           Title: Managing Director
                                 -------------------------


SIGNATURE PAGE TO THIRD AMENDMENT TO
RESORTQUEST INTERNATIONAL, INC.
CREDIT AGREEMENT

                           FIRST TENNESSEE BANK NATIONAL
                           ASSOCIATION

                           By:
                              ----------------------------
                           Name:
                                --------------------------
                           Title:
                                 -------------------------

SIGNATURE PAGE TO THIRD AMENDMENT TO
RESORTQUEST INTERNATIONAL, INC.
CREDIT AGREEMENT

                           SOCIETE GENERALE,
                           individually in its capacity as a
                           Lender and in its capacity as Co-Agent

                           By: /s/ MAUREEN E. KELLY
                              ----------------------------
                           Name: MAUREEN E. KELLY
                                --------------------------
                           Title: Director
                                 -------------------------


SIGNATURE PAGE TO THIRD AMENDMENT TO
RESORTQUEST INTERNATIONAL, INC.
CREDIT AGREEMENT

                           UNION PLANTERS BANK, N.A.

                           By: /s/ ELIZABETH ROUSE
                              ----------------------------
                           Name: ELIZABETH ROUSE
                                --------------------------
                           Title: Vice President
                                 -------------------------


SIGNATURE PAGE TO THIRD AMENDMENT TO
RESORTQUEST INTERNATIONAL, INC.
CREDIT AGREEMENT

                                 SCHEDULE 2.1(a)



------------------------------------------------- --------------------------------------------
Lender                                                       Revolving Commitment
------                                                       --------------------
------------------------------------------------- --------------------------------------------
NationsBank, N.A.                                                 $25,000,000
Independence Center, 15th Floor
NC1-001-15-04
101 North Tryon Street
Charlotte, North Carolina  28255
Attn:    Agency Services

------------------------------------------------- --------------------------------------------
Societe Generale                                                  $20,000,000
One Montgomery St., Suite 3220
San Francisco, CA  94104
Attn:    Mary Brickley (Credit Contact)

Societe Generale
2029 Century Park East, Suite 2900
Los Angeles, CA  90067
Attn:    Doris Yun (Operations Contact)

------------------------------------------------- --------------------------------------------
First Tennessee Bank National Association                          $5,000,000
National Department
165 Madison Avenue
Memphis, TN  38103
Attn:    Jim Moore

------------------------------------------------- --------------------------------------------
Union Planters Bank, N.A.                                          $5,000,000
6200 Poplar Avenue
4th Floor
Memphis, TN  38119

------------------------------------------------- --------------------------------------------
Totals:                                                           $55,000,000
------------------------------------------------- --------------------------------------------


                                   SCHEDULE A



-------------------------------------- ----------------------- -----------------------------------------
                  Address                    Usage                              Owner
-------------------------------------- ----------------------- -----------------------------------------
Unit C-3, The Tides Condominium                                The Tops'l Club of NW Florida, Inc.
-------------------------------------- ----------------------- -----------------------------------------
Unit C-4, The Tides Condominium                                The Tops'l Club of NW Florida, Inc.
-------------------------------------- ----------------------- -----------------------------------------
Tops'l Tract II                                                S I I K, Inc.
-------------------------------------- ----------------------- -----------------------------------------


                                   SCHEDULE B


-------------------------------------------- ----------------------------------------- -----------------------------------------
                  Address                                     Usage                                     Owner
-------------------------------------------- ----------------------------------------- -----------------------------------------
9011 Hwy. 98, Destin, FL.                    Administrative Offices, Front Desk,       Abbott Realty Services, Inc.
                                             Real Estate Sales
-------------------------------------------- ----------------------------------------- -----------------------------------------
9011 Hwy. 98, Destin, FL                     Commercial Lease Space                    Abbott Realty Services, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
9011 Hwy 98, Destin, FL.                     Tennis & Fitness Club                     Abbott & Andrews Realty, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
9011 Hwy. 98, Destin, FL.                    Maintenance Facility & Commercial         Abbott & Andrews Realty, Inc.
                                             Laundry
-------------------------------------------- ----------------------------------------- -----------------------------------------
Unit #101, Gulf Place Caribbean              Condominium Short Term Rental             Abbott & Andrews Realty, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
4514 E. Cty. 30-A, Santa Rosa Beach          Seagrove Beach Sales & Rental (Includes   Abbott & Andrews Realty, Inc.
                                             Parking Lot)
-------------------------------------------- ----------------------------------------- -----------------------------------------
4734 E. Cty. 30-A, Santa Rosa Beach          Seagrove Laundry (Lots 1 and 2)           Abbot & Andrews Realty, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
County Road 393, Santa Rosa Beach            Santa Rosa Maintenance and Housekeeping   Abbott & Andrews Realty, Inc.
                                             (Includes Parking Lot)
-------------------------------------------- ----------------------------------------- -----------------------------------------
Tops'l Tract 621                             Future Development                        Tops'll Sales Group, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
Tops'l Tract 622                             Future Development                        Tops'll Group, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
Unit #205, Summit Condominium                Condominium Short Term Rental             Abbott & Andrews Realty, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
Unit #206, Summit Condominium  .             Condominium Short Term Rental             Abbotts & Andrews Realty, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
Unit #901, Summit Condominium                Condominium Short Term Rental             Abbott Resorts, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
160 Azalea Drive, Destin, FL                 Commercial Laundry                        Abbott Realty Services, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
162 Azalea Drive, Destin, FL                 Parking Lot                               Abbott Realty Services, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
1209 Airport Road, Unit #6, Destin, FL       Personnel Office/Mail Center              Abbot Realty Services, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
1209 Airport Road, Unit #9, Destin, FL       Personnel Office/Mail Center              Abbott & Andrews Realty, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
Emerald Towers Manager's Office              Condominium Manager's Office              Abbot Realty Services, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
High Pointe Pavilion, FL.                    Food Services Unit                        Abbott Realty Services, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
High Pointe Office                           Office                                    Abbott & Andrews Realty, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
Units C-1 and C-2, The Tides Condominium     Deli/Grocery Store                        The Tops'l Club of NW Florida, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
Unit C-3, The Tides Condominium              Condominium Short Term Rental             The Tops'l Club of NW Florida, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------



-------------------------------------------- ----------------------------------------- -----------------------------------------
                  Address                                     Usage                                     Owner
-------------------------------------------- ----------------------------------------- -----------------------------------------

Unit C-4, The Tides Condominium              Condominium Short Term Rental             The Tops'l Club of NW Florida, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
Unit C-5, The Tides Condominium              Game Room/Retail                          The Tops'l Club of NW Florida, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
The Tides Condominium                        Pavilion and Pool                         The Tops'l Club of NW Florida, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
Tops'l Tract 11                              Maintenance Building                      S I I K, Inc.
-------------------------------------------- ----------------------------------------- -----------------------------------------
